*****	Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).

Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.19(i)

LETTER AGREEMENT NO. 8

TO GTA No. 6-13616

Frontier Airlines

Frontier Center One

7001 Tower Road

Denver, CO

80249

WHEREAS, CFM International, Inc. (hereinafter individually referred to as “CFM”), and Frontier Airlines, Inc. (hereinafter referred to as “Airline”) (CFM and Airline being hereinafter collectively referred to as the “Parties”) have entered into General Terms Agreement No. 6-13616 dated June 30th, 2000 (hereinafter referred to as “GTA”); and

WHEREAS, the GTA contains the applicable terms and conditions governing the sale by CFM and the purchase by Airline of spare engines, related equipment and spare parts therefor in support of Airline’s CFM powered fleet of aircraft from Airbus S.A.S (“Airbus”) (“Airframer”).

NOW THEREFORE, in consideration of the mutual covenants herein contained, the Parties agree as follows:

1.

Airline agrees to purchase and take delivery of ***** new firm CFM56-5B3 powered A321 aircraft (the “Aircraft”) direct from Airframer in accordance with the delivery schedule set forth in Attachment A hereto (the “Aircraft Delivery Schedule”).

2.

Airline agrees to purchase and take delivery of a minimum of ***** CFM56-5B ***** CFM56-5B3 and ***** CFM56-5B5) spare engines from CFM according to the delivery schedule set forth in Attachment A hereto (the “Spare Engine Delivery Schedule”).

3.	Airline agrees to purchase a thrust upgrade from CFM56-5B5 to CFM56-5B4 as described in paragraph D. 1 below.

4.

To the extent that Airline has been or will be granted conversion rights from Airframer in relation to the Aircraft, and provided that Airline notifies CFM in writing at least ***** before the scheduled delivery month of the relevant Aircraft contemplated for conversion, and Airline choses to exercise such conversion rights, Airline may substitute any number of Aircraft for an equal number of A320 family CFM56 powered Aircraft.

LETTER AGREEMENT NO. 8

In consideration of the above, CFM agrees to the following:

A.	Special Allowances

CFM agrees to provide the following allowances to Airline subject to the conditions set forth in Attachment B hereto:

(i)	Aircraft Allowance

For each of the CFM56-5B3 powered Aircraft delivered to Airline per the Aircraft Delivery Schedule CFM will provide Airline with a per aircraft allowance for each such Aircraft in the amount of *****.

Such per Aircraft allowance is stated in *****, and shall be subject to adjustment for escalation to the date of delivery of each shipset of Engines to Airline in accordance with the escalation formula set forth in Attachment D hereto and subject to the escalation cap set forth in paragraph (iv) below.

Each per Aircraft Allowance will be earned by Airline upon delivery of each shipset of Engines to Airframer, (consistent with the Aircraft Delivery Schedule) payable in each case by wire transfer to Airline as soon as possible, but in any event within ***** following receipt of written notice from Airline that it has taken delivery of each Aircraft in accordance with its purchase agreement with Airframer. If requested in writing by Airline at least ***** prior to the scheduled Aircraft delivery date, CFM will by the time of delivery of such Aircraft pay in cash the amount of the Aircraft Allowance directly to Airbus. Airline shall continue to advise CFM of any delivery date changes. If CFM actually pays the Aircraft Allowance to Airbus on the delivery date as most recently notified by Airline and the actual delivery date is delayed more than ***** from the date CFM provides such allowance, Airline will pay to CFM interest on such amount, calculated from the date of payment to Airbus to but excluding the date of actual Aircraft delivery or return of such payment to CFM. Interest will be computed at *****. Such payment to Airbus may be offset against any amounts due and owing CFM.

(ii)	Escalation Credit Allowance

CFM agrees to provide an Escalation Credit Allowance in the amount of *****. Such allowance shall be subject to adjustment for escalation to the date of delivery of each shipset of engines to Airline in accordance with the escalation formula set forth in Attachment D hereto and subject to the escalation cap set forth in paragraph (iv) below, and will be made available to Airline upon delivery of the Aircraft as a credit against purchases of goods and services from CFM, including the purchase of spare engines.

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LETTER AGREEMENT NO. 8

(iii)	Equipment Credit Allowance

CFM agrees to provide Airline with an Equipment Credit Allowance in the amount of *****. Such allowance shall be subject to adjustment for escalation to the date of delivery of each shipset of engines to Airline in accordance with the escalation formula set forth in Attachment D hereto and subject to the escalation cap set forth in paragraph (iv) below, and will be made available to Airline upon delivery of the Aircraft as a credit against purchases of goods and services from CFM, including the purchase of spare engines.

(iv)	Escalation Cap Installed Engines and Allowances

Subject to and contingent upon Airline purchasing and taking delivery of all *****, each in accordance with the terms set forth herein, CFM agrees to provide Airline, as a special allowance, the following price adjustment cap. The below escalation calculations will also apply to all Special Allowance payments.

If the price adjustment due to escalation as calculated under Attachment D is less than or equal to *****% cumulative annual escalation, the Engine price will be adjusted by the changes in the escalation calculated in Attachment D. If the price adjustment due to escalation as calculated under Attachment D is greater than *****% cumulative annual escalation then the price adjustment due to escalation will be an amount equal to *****% per annum on a cumulative basis from January 2014 through *****.

However, in the event the price adjustment due to escalation as calculated under Attachment D is greater than *****% in any twelve month period, then the price adjustment due to escalation will be an amount equal to the value calculated above, plus *****% of each such difference between actual escalation and *****% will be added to the above through the date of Engine delivery to the Airframer.

Notwithstanding previous agreements with Airframer, the price of Engines delivered directly to Airframer from CFM for installation on the firm Aircraft shall be subject to escalation from January, 2014 to the month of each applicable Engine delivery, in accordance with Attachment D and subject to the Escalation Cap. In the event the price calculated per Attachment D is greater than the price calculated according to the Escalation Cap, CFM shall provide Airline a credit in an amount equal to the difference. This credit shall be in addition to the Aircraft Allowance and shall be made available to Airline at the same time and in the same manner as the Aircraft Allowance.

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LETTER AGREEMENT NO. 8

For Engines delivered directly to Airframer from CFM for installation on the firm Aircraft with delivery dates that occur on or after ***** the total cumulative escalation in Attachment D from ***** to the date of delivery shall apply to such Engines and the Special Allowances with no escalation cap or limit, unless CFM caused the delay. In such event, the escalation cap shall continue on the Engines and Special Allowances until the Engines are delivered to the Airframer.

(v)	Escalation Cap Spare engines

Subject to and contingent upon Airline purchasing and taking delivery of all ***** Spare Engines, each in accordance with the terms set forth herein, CFM agrees to provide Airline, as a special allowance, the following price adjustment cap.

If the price adjustment due to escalation as calculated under Attachment D is less than or equal to *****% cumulative annual escalation, the Engine price will be adjusted by the changes in the escalation calculated in Attachment D. If the price adjustment due to escalation as calculated under Attachment D is greater than *****% cumulative annual escalation then the price adjustment due to escalation will be an amount equal to *****% per annum on a cumulative basis from January 2014 through *****.

However, in the event the price adjustment due to escalation as calculated under Attachment D is greater than *****% in any twelve month period, then the price adjustment due to escalation will be an amount equal to the value calculated above, plus *****% of each such difference between actual escalation and *****% will be added to the above through the date of Engine delivery to the Airline.

The price of spare Engines delivered directly to Airline from CFM with delivery dates that occur on or before December 31, 2017, shall be subject to escalation from January 2014 to the month of delivery, and subject to the Escalation Cap. For delivery of Spare engines that occur on or after *****, the total cumulative escalation in Attachment D from January 2014 to ***** shall apply to such Spare Engines and the applicable Special Allowances with no escalation cap or limit, unless CFM caused the delay. In such event, the escalation cap shall continue until on the Spare Engines and the applicable Special Allowances are delivered to Airline.

B.	Price Protection

Spare Engine Base Price Protection

Base prices for CFM56-5B3 and CFM56-5B5 Spare Engines delivered through *****, in support of the Aircraft, shall be as set forth in Attachment C hereto, and shall be subject to adjustment for escalation in accordance with the escalation formula set forth in Attachment D hereto and subject to the Escalation Cap set forth in paragraph (v) above.

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LETTER AGREEMENT NO. 8

C.	Special Guarantees

CFM agrees to provide the following special guarantees to Airline in support of the ***** firm Aircraft described in this Letter Agreement. These special guarantees are subject, to (i) the Limitation of Liability provisions set forth in the GTA, (ii) the General Conditions set forth in Section II of Exhibit A to the GTA and (iii) to the Basis and Conditions for Special Guarantees set forth in Attachment E hereto. Terms which are capitalized but not otherwise defined herein shall have the meaning ascribed to them in Section I of the GTA. If an Engine covered by any Special Guarantee delineated below, exhibits performance that is worse than the guaranteed performance value contained in such Special Guarantee, and such Engine has been retrofitted to incorporate non-CFM life limited, flow path, or fuel delivery parts, or non-CFM engine controls, it shall be the responsibility of the Airline to demonstrate that such part(s) has not contributed to the performance deterioration for that Engine. In the event such demonstration has not been made by Airline to the reasonable satisfaction of CFM, such Engine will be removed from the event calculation used to determine total fleetwide performance under the applicable Special Guarantee. Unless otherwise specifically indicated all of the special guarantees set forth below shall be effective for a period of ***** commencing ***** (the “Guarantee Period”). These special guarantees are exclusively offered and administered by CFM.

1.	In-Flight Shut Down (“IFSD”) Rate Guarantee

CFM guarantees that for the Guarantee Period Airline’s cumulative Engine-caused IFSD rate will not exceed ***** EFH. If at the end of the Guarantee Period the guaranteed rate is exceeded, CFM will provide Airline a credit ***** in the amount of ***** for each qualifying IFSD in excess of the guaranteed rate.

For purposes of this guarantee, an “IFSD” is defined as (i) when an Engine Part experiences a Failure or malfunctions resulting in an Engine-caused shutdown during flight or (ii) subject to verification of compliance with the Flight Crew Operating Manual, when the flight crew elects to shut off fuel to the Engine during flight solely due to an Engine Part Failure or malfunction.

2.	Delay and Cancellation (D&C) Rate Guarantee

CFM guarantees that, for the Guarantee Period, Airline’s cumulative Engine-caused Delay (in excess of *****) and Cancellation rate for revenue flights will not exceed ***** combined events per ***** scheduled Aircraft departures. If at the end of the Guarantee Period the guaranteed rate is exceeded, CFM will provide Airline a credit against future purchases from CFM in the amount of ***** for each qualifying Engine-caused Delay or Cancellation in excess of the guaranteed rate.

“Delays” and “Cancellations” are defined in Attachment F hereto.

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LETTER AGREEMENT NO. 8

3.	Remote Site Removal Rate Guarantee

CFM guarantees that, for the Guarantee Period, Airline’s cumulative Engine-caused Remote Site Removal rate will not exceed ***** EFH. If at the end of the Guarantee Period the guaranteed rate is exceeded, CFM will provide Airline a credit against future purchases from CFM in the amount of ***** for each Remote Site Removal in excess of the guaranteed rate.

For purposes of this guarantee, “Remote Site Removal” is defined as an Engine- caused Failure requiring Engine removal from the Aircraft at any location except Airline’s main base(s) or where any Spare Engine is available from Airline or any third party.

4.	Aircraft On Ground (“AOG) Guarantee

For purposes of this guarantee, “an engine caused AOG” is defined as an event in which one of Airline’s Engine-powered Aircraft is unavailable for scheduled revenue service solely as a result of an Engine Failure.

Perquisites—In addition to the conditions set forth in Attachment E, this guarantee is contingent upon (i) Airline maintaining a spare engine ratio of at least *****. If during a measurement period the Qualifying Shop Visit rate guarantee has not been met, the availability of this Spare Engine Guarantee will be temporarily suspended until they are met.

CFM guarantees that within ***** of such notification by Airline (which shall be an acknowledged notification to CFM’s assigned Customer Support Manager for Airline), of an AOG, CFM will inform Airline of such spare engine (meaning the location of a spare that is owned by CFM, another airline, leasing company or other entity).

If CFM fails to inform Airline of such spare engine availability (meaning the location of a spare that is owned by CFM, another airline, leasing company or other entity), CFM shall provide Airline with a credit in the amount of ***** per day until such time as Airline is apprised of such Engine location.

The maximum cumulative payment and/or value of daily rental charges covered by CFM for a spare engine under this guarantee shall not exceed ***** multiplied by the total number of Aircraft delivered to Airline up to the time of the Spare Engine Guarantee being invoked by the Airline.

5.	Aborted Take-Off Rate Guarantee

CFM guarantees that, for the Guarantee Period, Airline’s cumulative Engine-caused aborted take-off (“ATO”) rate will not exceed ***** events per ***** scheduled Aircraft departures. If at the end of the Guarantee Period the guaranteed rate is exceeded, CFM will provide Airline a credit against future purchases from CFM in the amount of ***** for each Engine-caused ATO in excess of the guaranteed rate.

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LETTER AGREEMENT NO. 8

As used in this guarantee, an Engine-caused ATO occurs when the Aircraft fails to leave the ground for Engine-caused reasons within the normal time after the Aircraft is cleared for take-off and the pilot has performed the procedure for selecting take-off power. ATO’s due to FOD or maintenance error or other non Engine-caused reasons are excluded from this guarantee.

D.	Additional Benefits

1.	Spare Engine Thrust Upgrade Price

CFM agrees to provide a ***** discounted thrust upgrade for the CFM56-5B5 powered spare engine purchased by Airline as described in the Spare Engine Delivery Schedule in Attachment A. The purchase of the Thrust upgrade from CFM56-5B5 to CFM56-5B4 rating shall occur at the time of delivery. The discounted price for this thrust upgrade is ***** in *****) and is subject to escalation per Attachment D to month of delivery and subject to the escalation cap per paragraph A. (iv) above.

2.	CFM56-5B3/3B1 Thrust Upgrade Program

CFM agrees to loan the rating plugs to Customer at no charge to upgrade each of the firm CFM56-5B3 installs and spare engines (***** firm engines) to CFM56- 5B3/3B1 rating. Customer may use the rating at no charge for up to ***** of total CFM56-5B3 departures. Usage shall be tracked on a calendar year annual basis. Data will be provided by Customer to CFM and will be reviewed by the parties on an annual basis. Upon each annual usage review, if Customer usage exceeds *****, CFM will invoice and Customer shall pay for the percent usage amount above ***** on a then year thrust upgrade price basis, (i.e.: if usage is *****, Customer will pay for ***** of the then year thrust upgrade price.). Customer will retain ownership of the rating plugs upon total payment of ***** of the then year thrust upgrade price. If aircraft leave the Customer fleet, the engines shall revert back to CFM56-5B3 rating and Customer will return the CFM56-5B3/3B1 rating plugs to CFM or Customer may elect to pay the difference of any payments made vs *****% of the then year thrust upgrade price for the engines to retain the CFM56-5B3/3B1 rating.

E.	Assignment Rights

Frontier shall have the right to maintain this Letter Agreement under a sale/leaseback, or financing.

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LETTER AGREEMENT NO. 8

The obligations set forth in this Letter Agreement are in addition to the obligations set forth in the GTA. In the event of conflict between the terms of this Letter Agreement and the terms of the GTA, the terms of this Letter Agreement shall take precedence. Terms which are capitalized but not otherwise defined herein shall have the meaning given to them in Article I of the GTA.

Confidentiality of Information. This Letter Agreement contains information specifically for Airline and CFM, and nothing herein contained shall be divulged by Airline or CFM to any third person, firm or corporation, without the prior written consent of the other Parties, which consent shall not be unreasonably withheld; except (i) that Airline’s consent shall not be required for disclosure by CFM of this Letter Agreements, to an Engine program participant, joint venture participant, engineering service provider or consultant to CFM so as to enable CFM to perform its obligations under this Letter Agreement or to provide informational data; (ii) to the extent required by Government agencies, by law, or to enforce this Letter Agreement; and (iii) to the extent necessary for disclosure to the Parties’ respective insurers, accountants or other professional advisors who must likewise agree to be bound by the provisions of this paragraph. In the event (i) or (iii) occur, suitable restrictive legends limiting further disclosure shall be applied. In the event this Letter Agreement, or other CFM information or data is required to be disclosed or filed by government agencies by law, or by court order, Airline shall notify CFM at least ***** in advance of such disclosure or filing and shall cooperate fully with CFM in seeking confidential treatment of sensitive terms of this Letter Agreement.

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LETTER AGREEMENT NO. 8

Please indicate your agreement with the foregoing by signing two (2) duplicate originals as provided below.

Very truly yours,

Frontier Airlines, Inc.		CFM International, Inc.

By:	/s/ Holly L. Nelson	By:	/s/ Michael P. Munz

Typed Name:	Holly L. Nelson	Typed Name:	Michael P. Munz

Title:	Chief Accounting Officer & Treasurer	Title:	GM - N. America Sales

Date:	December 23, 2014	Date:	December 23, 2014

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LETTER AGREEMENT NO. 8

ATTACHMENT A

A321 Aircraft Delivery Schedule

A/C Qty.	Engine Type	Delivery Date
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****

CFM56- 5B Spare Engine Delivery Schedule

Spare Engine Qty.	Engine Type	Delivery Date
*****	*****	*****
*****	*****	*****

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LETTER AGREEMENT NO. 8

ATTACHMENT B

CONDITIONS FOR SPECIAL ALLOWANCES/DELAY/CANCELLATIQN

1.	Allowance for Initial Aircraft Sale Only

Any allowance described herein applies only to the ***** new firm A321 aircraft (together or individually the “Aircraft”) equipped with new CFM56-5B3 engines (together or individually the “Engines”) purchased by Airline directly from the aircraft manufacturer. Allowances described herein do not apply to aircraft equipped with buyer-furnished engines, aircraft that have been the subject of a previous CFM proposal or offer, or, aircraft that have been previously sold or otherwise acquired through resale, lease, transfer, trade or exchange.

2.	Allowance Not Paid

Allowances described herein will become unearned and will not be paid if Engines have been delivered to the aircraft manufacturer for installation in Airline’s Aircraft and, thereafter, for any reason, Airline’s purchase order with the aircraft manufacturer is terminated, canceled or revoked, or for any reason delivery of the Aircraft will be prevented or delayed beyond ***** of the delivery period described in the Aircraft Delivery Schedule herein (“Delivery Period”), as may be adjusted pursuant to Airline’s deferral rights with the aircraft manufacturer or as otherwise set forth herein.

3.	Termination of Special Allowances

Airline agrees that all of the Special Allowances set forth herein shall expire ***** after delivery of last scheduled firm Aircraft as set forth in the Aircraft Delivery Schedule (the “Expiration Date”).

For the avoidance of doubt, it is understood that CFM shall have no further obligation beyond the Expiration Date to provide any of such Special Allowances which were not provided to Airline, through no fault of CFM.

4.	Adjustment of Special Allowances

The total allowances, of any nature, described herein are contingent upon Airline accepting delivery of a minimum of ***** CFM56-5B3 powered Aircraft (“Minimum Number of Aircraft”) and ***** CFM56-5B *****CFM56-5B3 ***** CFM56-5B5 ***** CFM56-5B4 ***** Spare Engines (“Minimum Number of Spares”) for delivery during the Delivery Period. If Airline has canceled or otherwise failed to accept delivery of one or more of the required Minimum Number of Aircraft or Minimum Number of Spares within the Delivery Period, the allowances will be adjusted as follows:

*****	*****
*****	*****

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LETTER AGREEMENT NO. 8

Adjustment of allowances in accordance with the above formula may be made by CFM prospectively to take into account Aircraft delays and/or cancellations. In any case, Airline agrees to promptly reimburse CFM for any allowance overpayments determined to have been made at the application of the adjustment formula set forth above *****. Unless otherwise agreed by CFM, no allowance shall be paid on Aircraft not accepted within the Delivery Period and such Aircraft shall not be counted for purposes of the adjustment formula set forth above.

5.	Assignability of Allowance

Any allowance described herein is exclusively for the benefit of Airline and is not assignable without CFM’s written consent; provided that Airline may assign such allowance, together with its other rights under this Letter Agreement on the terms described in clause (i) of Paragraph A of Article XVIII of the Agreement.

CFM agrees that in the event Airline seeks financing for payment of predelivery payments (“PDP Financing”) for the Aircraft, CFM will consent to the assignment to such Lender of ***** of the Aircraft Allowance per A. (i) and (ii) above for Aircraft in this Letter Agreement.

CFM understands that it is critical to the Airline that the Airline enters into PDP Financing for the Aircraft no later than December 31, 2014. CFM agrees to cooperate in good faith with Airline and the Lender to complete the PDP Financing arrangement by such date.

CFM agrees that in the event Airline enters into a lease agreement with a lessor for any of the Aircraft that include Engines and such Engines are enrolled in a long term CFM rate per Flight Hour engine maintenance program (“RPFH agreement”) between Airline and CFM, CFM will act in good faith to reach a mutually acceptable tri-partite agreement among CFM, Airline and the lessor whereby the Engine warranties, all dollar amounts collected by CFM for the Engines in accordance with the RFPH agreement and Airline’s other benefits under the RPFH Agreement will be fully assignable to the lessor (and subsequent operators, if any) in the event Airline defaults under the lease agreement and lessor takes possession of the Aircraft.

6.	Set Off for Outstanding Balance

CFM shall be entitled, with ***** written notice, to set off any outstanding obligation and amounts that are due and owing from Airline to CFM (and not subject to a good faith dispute for goods or services (whether or not in connection with this Letter Agreement and/or GTA), against any amount payable by CFM to Airline in connection with this Letter Agreement and/or GTA.

7.	Cancellation of Installed or Snare Engines

Airline recognizes that harm or damage will be sustained by CFM if Airline fails to accept delivery of the Spare Engines or the Engines installed on the Aircraft when duly tendered. Within ***** of any such cancellation or failure to accept delivery occurs, provided such cancellation or such failure is due to acts or failure to act of

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LETTER AGREEMENT NO. 8

Airline, Airline shall remit to CFM, a cancellation charge equal to ***** of the Engine price, determined as of the date of scheduled Engine delivery to Airline or to the aircraft manufacturer, whichever is applicable,

Except for the Cancellation Charges set forth above, Airline shall have no further liability to CFM in connection with the cancellation of a purchase order or failure to accept delivery of Spare Engines or Aircraft.

CFM shall retain any progress payments or other deposits made to CFM for any such Engine. Such progress payments will be applied first to the minimum cancellation charge for such Engine and, in circumstances described in the last sentence of the preceding paragraph, then to any further damages sustained by CFM as a result of such cancellation or failure to accept delivery. Progress payments held by CFM in respect of any such Engine which are in excess of such amounts will be refunded to Airline, provided Airline is not then in arrears on other amounts owed to CFM

8.	Delay Charge for Installed or Spare Engines

In the event Airline delays the scheduled delivery date of a Spare Engine, or causes the delay of the scheduled delivery date of an installed Engine, for a period, or cumulative period for all Aircraft contemplated hereunder, of more than *****, such delay shall be considered a cancellation and the applicable provisions hereof regarding the effect of cancellation shall apply.

9.	Aircraft Not Operated for Minimum Period

If, within the first ***** following delivery of each Aircraft for which a Special Allowance, of any nature, was provided by CFM pursuant to this Agreement or any resulting GTA/Letter Agreement (the “Minimum Period”), such Aircraft is no longer owned by (i) Airline or a wholly owned subsidiary or Airline, (ii) a trust or other special purpose entity established in connection with the financing of such Aircraft for Airline, or (iii) an entity to which Airline is permitted to assign its rights pursuant to clause (i) of Paragraph A of Article XVIII of the Agreement, the Special Allowances earned and/or paid on such Aircraft will be proportionately reduced. Airline will reimburse CFM an amount equal to the proportionate share of the Special Allowances earned and/or paid with respect to such Aircraft, (based on the percentage of the Minimum Period the Aircraft was actually owned and operated by Airline), with interest on such amount. The allowance reimbursement is due no later than ***** from the time Airline ceases to own and operate such Aircraft. Interest will be calculated *****, from the time of initial Special Allowance payment on such Aircraft until the time of full reimbursement.

10.	Limitation Regarding Cancellation or Delay

The provisions of Sections 7 and 8 shall not apply (i) in the case of any installed Engine if Frontier provides to CFM (x) a written statement from the Airframer stating that the reason for the cancellation or delay is “Excusable Delay”, “Total Loss”, or “Inexcusable Delay” (as defined in the Airbus Purchase Agreement) and (y) a written

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LETTER AGREEMENT NO. 8

statement from Airframer that such cancellation or delay was not caused by acts or failure to act of Airline or (ii) in the case of any installed Engine or Spare Engine, if the reason per the cancellation or delay is “Excusable Delay” (as defined in the CFM GTA) or failure of CFM to perform its material obligations under this Letter Agreement or GTA.

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LETTER AGREEMENT NO. 8

ATTACHMENT C

BASE PRICES FOR CFM56-5B SPARE ENGINES

Item	Base Price ***** *****
***** *****	*****
***** *****	*****
***** *****	*****
***** *****	*****

A.

Base prices are effective for basic Spare Engines delivered to Airline by CFM on or before ***** unless delivery is delayed due to acts or failure to act of CFM, in which case the price protection shall continue until the spare Engine is delivered to Airline. The base prices are for delivery Ex Works, Evendale, Ohio, or point of manufacture, subject to adjustment for escalation, and Airline shall be responsible, upon delivery, for the payment of all taxes, duties, fees or other similar charges.

B.

The selling price of CFM56-5B basic Spare Engines delivered after ***** above shall be the base price then in effect, which base price shall be subject to adjustment for escalation in accordance with CFM’s then-current escalation provisions.

C-1

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LETTER AGREEMENT NO. 8

ATTACHMENT D

CFM ESCALATION FORMULA

I.	The base price for Products purchased hereunder shall be adjusted pursuant to the provisions of this Exhibit.

II.	For the purpose of this adjustment:

A.	Base price shall be the price(s) set forth in the applicable Letter Agreement.

B.	The Composite Price Index (CPI) shall be calculated, to the second decimal place, using the following formula:

*****

*****

MONTH OF SCHEDULED ENGINE DELIVERY	MONTHS TO BE UTILIZED IN DETERMINING THE THREE MONTH ARITHMETIC AVERAGE

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****	*****

*****

C.

Each CPI shall be determined to the second decimal place. Calculation shall be to the third decimal digit and if the third decimal digit is five or more, the second decimal digit shall be raised to the next higher figure. If the third decimal digit is less than five, the second decimal figure shall remain as calculated.

D.	The Base Composite Index (*****) shall be the base index stated in the published prices.

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LETTER AGREEMENT NO. 8

III.	Base prices shall be adjusted in accordance with the following formula:

*****

*****

IV.	The invoice price shall be the final price and will not be subject to further adjustments in the indices. In no event shall the invoice price be lower than the base price.

V.

The ratio ***** shall be calculated to the fourth decimal digit. If the fourth decimal digit is five or more, the third decimal digit shall be raised to the next higher figure, and if the fourth decimal digit is less than five, the third decimal figure shall remain as calculated. If the calculation of this ratio results in a number less than 1.000, the ratio will be adjusted to 1.000. The resulting three digit decimal shall be used to calculate Pn.

VI.

Values to be utilized in the event of unavailability. If at the time of delivery of Product, CFM is unable to determine the adjusted price because the applicable values to be used to determine the ***** have not been released by the Bureau of Labor Statistics, then:

(a)

The Price Adjustment, to be used at the time of delivery of the Product, will be determined by utilizing the escalation provisions set forth above. The values released by the Bureau of Labor Statistics and available ***** prior to scheduled Product delivery month will be used to determine the ***** values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Product Price Adjustment. If no value have been released for an applicable month, the provisions set forth in Paragraph b, below, will apply. If prior to delivery of a Product, the U.S. Department of Labor changes the base year for determination of the ***** values as defined above, such rebase values will be incorporated in the Price Adjustment calculation.

(b)

If prior to delivery of a Product, U.S. Department of Labor substantially revises the methodology used for the determination of the values to be used to determine the ***** values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Price Adjustment, CFM will, prior to delivery of any such Product, select a substitute for such values from data published by the Bureau of Labor Statistics or other similar data reported by non-governmental United States organizations, such substitute to lead in application to the same adjustment result insofar as possible, as would have been achieved by continuing the use of the original values as they may have fluctuated during the applicable time period. Appropriate revisions of the formula will be made as required to reflect any substitute values. However, if within ***** from delivery of the Product, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Product Price Adjustment, such values will be used to determine any increase or decrease in the Product Price Adjustment from that determined at the time of delivery of such Product.

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LETTER AGREEMENT NO. 8

(c)

In the event escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the base price of any affected Product to reflect an allowance for increase or decrease in labor compensation and material costs occurring since February of the base price year which is consistent with the applicable provisions of this Price Escalation formula.

(d)

For the calculation herein, the values released by the Bureau of Labor Statistics and available to CFM at the end of the month prior to scheduled Product delivery month will be used to determine the ***** values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Product Price Adjustment for the Product invoice at the time of delivery. The values will be considered final and no Product Price Adjustment will be made after Product delivery for any subsequent changes in published index values.

Note:

Any rounding of a number, with respect to escalation of the Product Price, will be accomplished as follows: If the first digit of the portion to be dropped from the number is five or greater, the preceding digit will be raised to the next higher number.

CFM PROPRIETARY INFORMATION

LETTER AGREEMENT NO. 8

ATTACHMENT E

BASIS AND CONDITIONS FOR SPECIAL GUARANTEES

A.	General Conditions

The Guarantees offered in this Letter Agreement have been developed specifically for Airline’s new installed and Spare Engines. The General Conditions described in Exhibit A of the General Terms Agreement between CFM and Airline apply to the guarantees and such guarantees are offered to Airline contingent upon:

1.	Airline accepting delivery of a minimum of ***** CFM56-5B3 Engine powered A321 Aircraft in the time period described in this Letter Agreement;

2.	Airline procuring and maintaining the CFM recommended number of Spare Engines and Engine Modules;

3.	Airline’s Engines being identified and maintained separately from other operators’ engines at the repair agency;

4.	Agreement between Airline and CFM regarding administration of the guarantees;

5.

Airline operating Aircraft ***** A change in Aircraft or Engine quantity, Aircraft or Engine model, Aircraft delivery schedule from that described in this Letter Agreement, or flight operations resulting in more severe operating conditions than described above will require adjustment of the guaranteed values to reflect such different conditions, using CFM’s operational severity criteria;

6.

Airline and CFM agreement upon the Engine restoration workscope necessary during each shop visit. Engine operation and maintenance will be performed in accordance with CFM manuals, bulletins, or other written instructions;

7.

Available on-wing maintenance and performance restoration procedures, including Engine water wash at intervals no greater than every ***** (or as otherwise mutually agreed between Airline and CFM), being used to avoid unnecessary shop visits; and

8.	Service bulletins agreed to between Airline and CFM being incorporated in a timely manner.

9.

If any third party report used to calculate any Special Guarantee becomes unavailable or there is any change in the methodology used to produce the information in any such third party report which change materially affects the result of the calculation of any Special Guarantee (“Report Change”), then the Parties shall negotiate and agree upon a revised source of the information and/or a revised methodology and/or an adjustment to the third party report, the result of which will be to maintain the original expectations of the Parties with respect to the calculation of that Special Guarantee, and the Parties shall apply that revision to calculations of that Special Guarantee after the Report Change.

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CFM PROPRIETARY INFORMATION

LETTER AGREEMENT NO. 8

B.	Exclusions

The guarantees shall not apply (i) to events that are due to negligence, acts of god, accidents, improper operation and/or improper maintenance or (ii) if the Engines are employed in power-back aircraft operation (iii) to non Engine-caused events.

Costs associated with life limited Parts retirement, taxes, transportation or any other fees are excluded. Parts shall be considered Scrapped if they bear a scrap tag duly countersigned by a CFM representative.

C.	Administration

The guarantees are not assignable without the written consent of CFM.

If compensation becomes available to Airline under more than one specific guarantee, airframer guarantee for which CFM has agreed to participate in, warranty or other engine program consideration, Airline will not receive duplicate compensation but will receive the compensation most beneficial to Airline under a single guarantee, warranty or other program consideration. If there is a dispute between CFM and the airframer about which of them is responsible for payment of related compensation to Airline available under a Special Guarantee as a result of CFM’s failure to meet such Special Guarantee, CFM shall promptly pay the compensation to Airline under such Special Guarantee and will be subrogated to Airline’s rights to any related compensation from the airframer. Unless otherwise stated, the guarantee compensation will be in the form of credits to be used by Airline against the purchase from CFM of Spare Engines, spare Parts, and/or Engine services.

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CFM PROPRIETARY INFORMATION

LETTER AGREEMENT NO. 8

ATTACHMENT F

DELAY AND CANCELLATION DEFINITIONS FOR GUARANTEE

Delay

An Engine-caused delay of an Aircraft occurs when the malfunctioning of an Engine or Part thereof, the checking of same, or necessary corrective action causes the final Aircraft departure to be delayed more than a specified time (*****) after the programmed departure time in any of the following instances:

•	An originating flight departs later than the scheduled departure time.

•	A through service or turnaround flight remains on the ground longer than the allowable ground time.

•	The aircraft is released late from maintenance.

NOTE:

A cancellation supersedes a delay (i.e., a flight which is canceled after having been delayed is considered to be a cancellation only - not a delay and a cancellation). *****

Cancellation

Elimination or termination of a scheduled trip because of a known or reasonably suspected malfunction and/or defect in an Engine or Part thereof.

NOTE:

*****

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CFM PROPRIETARY INFORMATION